PRIME INVESTOR VARIABLE ANNUITY

                            SEPARATE ACCOUNT VA-l OF
                 TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY

                                   PROSPECTUS
                                     for the

                Flexible Premium Deferred Variable Annuity Policy

                                   Offered by
                 TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY

This Prospectus describes the Prime Investor Variable Annuity, a Flexible Premium Deferred Variable Annuity Policy ("Policy") offered by Transamerica Life Insurance and Annuity Company ("Transamerica Life"). The Policy is designed to aid individuals in long-term financial planning and provides for the accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. The Policy may be purchased with a single deposit of at least $2,000 or with periodic payments of at least $600 annually. Each periodic payment must be at least $25.

The Owner selects among the Sub-accounts of Separate Account V A-1 of Transamerica Life (the "Separate Account") to which Premium payments are allocated, and the Owner can transfer the Policy Value among the Sub-accounts. Assets of each Sub-account are invested in a specified mutual fund portfolio. The Policy Value will vary in accordance with the investment performance of the Sub-accounts selected by the owner. Therefore, prior to the Annuity Date the Owner bears the entire investment risk under this Policy.

The Owner can make full or partial cash withdrawal at any time before the Annuity Date, although withdrawals may be subject to a Contingent Deferred Sales Charge and tax penalty. The Owner has significant flexibility in determining the Annuity Date on which Annuity Payments are scheduled to commence. Annuity Payments are made only on a fixed basis and the Owner can select among several forms of Annuity Payments.

This Prospectus sets forth the basic information that a prospective investor should know before investing. A "Statement of Additional Information" containing more detailed information about the Policies a. d the Separate Account is available free by writing Transamerica Life, Annuity Service Office, P.O. Box 13209, Kansas City, Missouri 64199-3209 (please complete and mail the enclosed card on Page 18) or by calling (800) 356-3007. The Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

This Prospectus Must Be Accompanied By A Current Prospectus For The American Variable Insurance Series

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECUR.ITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully And Retain It For Future Reference. The Date of This Prospectus is May 1, 1991.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESEN- T A TIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

As of the date hereof Transamerica Life Insurance and Annuity Company does not do business in, and does not do business with any person or group located in, South Africa; but an affiliated corporation of the Transamerica Life Insurance and Annuity Company does business with persons or groups located in South Africa. Updated information concerning the foregoing may be obtained by contacting the following: South Africa Business Notice, Office of the Secretary of State, 1230 J. Street, Room 100, Sacramento. CA 95814; telephone number:
(916) 327-6427.

TABLE OF CONTENTS                                                  PAGE

DEFINITIONS
SUMMARY
CONDENSED FINANCIAL INFORMATION
CALCULATION OF YIELDS AND TOTAL RETURNS
OTHER PERFORMANCE DATA
TRANSAMERICA INSURANCE AND
         ANNUITY COMPANY AND SEPARATE
         ACCOUNT VA-1 OF TRANSAMERICA LIFE
         INSURANCE AND ANNUITY COMPANY

         Transamerica Life Insurance and Annuity Company

         Separate Account VA-1 of Transamerica Life
         Insurance and Annuity Company

AMERICAN VARIABLE INSURANCE SERIES

         Additions, Deletions, or Substitutions of Investments

THE POLICY
         Policy Application and Premium Payments
         Allocation of Premium Payments
         Policy Value
         Transfers
         Withdrawals
         Death of Annuitant Prior to Annuity Date
         Designation of Beneficiary
         Restrictions on Distributions from Certain Policies
         Owner Inquiries

CHARGES AND DEDUCTIONS
         Contingent Deferred Sales Charge
         Mortality and Expense Risk Charge
         Administration Charge
         Transfer Charge
         Taxes
         American Variable Insurance Series Expenses

ANNUITY PAYMENTS
         Annuity Date
         Annuity Forms
         Election of Annuity Form
         Annuity Forms
         Alternate Annuity Rates

FEDERAL TAX MATTERS
         Introduction
         Taxation of Annuities in General

DISTRIBUTOR OF THE POLICIES
VOTING RIGHTS
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION

The Policy is not available in all States.

DEFINITIONS

Annuitant: Is the person receiving the Annuity Payments or designated to receive
     Annuity Payments.

Annuity Date: Is the date on which the first Annuity Payment is payable under the Policy. Unless an Optional Annuity Date is elected under the Annuity Provisions, the Annuity Date will be the first day of the month coinciding with or next following the selected Annuity Date shown in the Policy Data.

Annuity Payment: Is an amount paid by Transamerica Life at regular intervals to (or Annuity): the Annuitant or any other payee.

Beneficiary: Is the person designated by the Owner to receive benefits in the event of the death of the Annuitant.

Fund: Is an  investment  portfolio of the  American  Variable  Insurance  Series underlying one of the Sub-accounts of the Separate Account. Prior to October 23, 1989, the American Life/Annuity Series was the Series underlying the Separate Account.

Nonqualified Policies: Are Policies other than Qualified Policies.

Owner: Is the person or persons designated as the Owner(s) in the Policy application, or as subsequently changed by the designated Owner.

Policy Anniversary: Is a yearly anniversary of the Policy Date. Policy Date: Is the date on which the Policy was issued. Policy Value: Is the dollar amount value of the Policy prior to the Annuity Date.

Policy Year: Is each 12-month period starting on either the Policy Date or any Policy Anniversary and ending the day before the next Policy Anniversary.

Proof of Death: Is: (a) a copy of a certified death certificate; (b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof satisfactory to Transamerica Life.

Qualified Policies: Are Policies that have received favorable tax treatment under Sections 401, 403, 408, 457 or any similar provision of the Internal Revenue Code of 1986.

Separate Account: Is the Separate Account, V A-1,  established and maintained by
     Transamerica Life for the investment of a portion of Transamerica Life's assets pursuant to Section 10506 of the California Insurance Code. It contains several Sub-accounts to which premiums may be allocated.

Series: Is the American Variable Insurance Series, a diversified, open-end management investment company in which the Separate Account currently invests. Prior to October 23, 1989, the Separate Account invested in the American Life/Annuity Series instead of the American Variable Insurance Series. Both Series have the same investment adviser and funds with very similar investment objectives and policies.


Service Office:  Is Vantage  Computer  Systems,  Inc. (the  Administrator of the
     Policy), P.O. Box 13209, Kansas City, Missouri 64199-3209; Telephone (800) 356-3007.

Sub-account: Is a subdivision of the Separate Account. Each Sub-account invests solely in shares of a different Fund of the Series.

Transamerica Life: Is Transamerica Life Insurance and Annuity Company. Valuation
     Date: Is a day when the New York Stock Exchange is open for trading and that is a regular business day of Transamerica Life's Service Office.

Valuation Period: Is a period between the closing of the New York Stock Exchange on consecutive Valuation Dates.

Written Notice (or  Written  Request):  Is a notice or request in writing by the
     Owner to Transamerica Life's Service Office. Such a request must contain original signatures; no carbons or photocopies will be accepted. Transamerica Life reserves the right to require a signature guarantee or notarization.


                                     SUMMARY

--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------

                                                                     U.S. Gov't/
                                                                     High- Cash
                                                                     AAA-Rated
                                                                     Growth-
                                                                     Yield
Prime Investor Variable Annuity Fee Table                         Management     Securities     Growth      Income       Bond
                                                                     Fund           Fund         Fund        Fund        Fund
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------
Owner Transaction Expenses
   Sales Load Imposed on Purchases                                    0               0            0          0           0
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------

Maximum Contingent Deferred Sales Load (as a % of Policy
Value Withdrawn)                                                      8%             8%           8%          8%          8%
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------

Transfer Fee                                                          0               0            0          0           0
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------
                                                                                               $30 per    $30 per     $30 per
Annual Policy Fee ( deducted annually and upon full surrender)     $30 per         $30 per     policy     policy      policy
                                                                 policy year     policy year     year        year        year
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------

Separate Account Annual Expenses (as a % of average account
value Mortality and Expense Risk Fees                               1.25%           1.25%        1.25%      1.25%       1.25%
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------

Account Fees and Expenses                                             0               0            0          0           0
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------

Total Separate Account Annual Expenses                              1.25%           1.25%        1.25%      1.25%       1.25%
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------

Series Annual Expenses* (as a % of average net assets) -
Management Fees                                                     0.521%         0.526%       0.516%      0.509%      0.555%
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------

Other Expenses (net of reimbursement)                               0.072%         0.084%       0.073%      0.055%      0.124%
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------

Total Series Annual Expenses                                        0.593%         0.610%       0.589%      0.564%      0.679%
--------------------------------------------------------------- --------------- -------------- ---------- ----------- -----------

         *Information regarding the Series has been provided by the Series. While Transamerica Life has no reason to doubt the accuracy of these figures, Transamerica Life does not guarantee their accuracy, does not represent that they are true and complete, and disclaims all responsibility for these figures. These figures represent the expenses of the American Variable Insurance Series for the entire 1990 year.

         The purpose of this Table is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly and indirectly. The Table reflects historical charges and expenses of the Separate Account as well as the Series. For more information on the charges described in this Table see "Charges and Deductions" on page 20 and, the Series Prospectus which accompanies this Prospectus.
Examples*

         An owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1. If you surrender your Policy at the end of the applicable time period"
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
                                                                      1 year       3 years     5 years    10 years
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
Cash Management Sub-account                                                $74.97     $118.88    $165.55      $222.22
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
U.S. Gov't/AAA-Rated Securities Sub-account                                $75.13     $119.37    $166.37      $224.01
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
Growth Sub-account                                                         $74.93     $118.76    $165.36      $221.79
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
Growth-Income Sub-account                                                  $74.69     $118.04    $164.14      $219.15
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
High-Yield Bond Sub-account                                                $75.79     $121.35    $169.70      $231.26
--------------------------------------------------------------------- ------------ ----------- ---------- ------------

2. If you do not surrender your Policy, or if you annuitize your Policy:
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
                                                                      1 year       3 years     5 years    10 years
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
Cash Management Sub-account                                                $19.29      $59.70    $102.64      $222.22
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
U.S. Gov't/AAA-Rated Securities Sub-account                                $19.47      $60.22    $103.52      $224.01
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
Growth Sub-account                                                         $19.25      $59.58    $102.44      $221.79
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
Growth-Income Sub-account                                                  $19.00      $58.81    $101.15      $219.15
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
--------------------------------------------------------------------- ------------ ----------- ---------- ------------
High-Yield Bond Sub-account                                                $20.16      $62.32    $107.06      $231.26
--------------------------------------------------------------------- ------------ ----------- ---------- ------------

THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSE AND THE ACUTAL EXPNESES PAID MAY BE GREATER OR LESSER THAN THOSE SHOWN.

The Policy

The Policy allows the Owner to accumulate funds on a tax-deferred basis based on the investment experience of the assets underlying the Policy and to receive Annuity Payments on a fixed basis. The Policy can be purchased on a non-tax qualified basis ("Nonqualified Policy") or it can be purchased with the proceeds from certain plans qualifying for favorable federal income tax treatment ("Qualified Policy"). The Owner allocates the Premium payments to one or more Sub-accounts of Separate Account V A-1 of Transamerica Life Insurance and Annuity Company (the "Separate Account"). Because Policy Values depend on the investment experience of the selected Sub-accounts, the Owner bears the entire investment risk under this Policy prior to the Annuity Date."

The Policy provides for a series of Annuity Payments beginning on the Annuity Date. The Owner may select from a number of Annuity forms, including Annuity Payments for the life of an Annuitant, with or without a guaranteed number of Annuity Payments, a life and contingent Annuity and a joint and survivor Annuity. Annuity Payments are fixed in amount.

* These examples are based in part on data provided by the Series. Transamerica Life cannot guarantee the accuracy or completeness of that data, and therefore Transamerica Life cannot and does not guarantee or represent that these Examples are accurate.

The Separate Account Investments

The Separate Account invests exclusively in shares of the American Variable Insurance Series (the "Series"), which is a mutual fund advised by Capital Research and Management Company. The Series currently has seven Funds, of which the following five Funds are available to the Separate Account: the Cash Management Fund; the High-Yield Bond Fund; the Growth- Income Fund; the Growth Fund; and the U.S. Government/ AAA-Rated Securities Fund. (The American Variable Insurance Series also has two additional funds, the Asset Allocation Fund, and the International Fund which are not available for the Policies.) Each of the five Sub-accounts 6f the Separate Account invests solely in a corresponding Fund of the Series. Each Fund has distinct investment objectives and policies which are described in the accompanying prospectus for the Series. (See "American Variable Insurance Series," page 3.) Prior to October 23, 1989 the Separate Account invested in the American Life/Annuity Series. On October 20, 1989 the American Life/Annuity Series ceased operations and the Separate Account began investing in the American Variable Insurance Series. The American Variable Insurance Series has the same investment advisor as the American Life/Annuity Series, and it has funds with very similar or identical investment objectives and policies. (See "Additions, Deletions, or Substitutions of Investments," page 16.)

Premium Payments
The Policy may be purchased with a single deposit of at least $2,000 or with periodic payments of at least $600 annually. Each periodic payment must be at least $25. (See "Policy Application and Premium payments," page 17.)

On the Policy Date, the initial Premium payment is allocated among one or more of the Sub- accounts of the Separate Account in accordance with the allocation percentages specified by the Owner in the Policy application. Any allocation must be in whole percents. The total allocation must equal 100%. If the Owner does not specify any allocation percentages, the Premium payments will be allocated to the Cash Management Sub-account. Allocations for additional Premium payments may be changed by sending Written Notice to Transamerica Life's Service Office. (See "Policy Application and Premium Payments," page 17 and "Allocation of Premium Payments," page 17.).

Transfers

Transfers of Policy Values from one Sub-account to another can be made as often as the Owner wishes by Written Notice to the Service Office. No transfer charge is currently imposed. Transfers must be at least $500, or, if less, the entire value of the Sub-account from which the transfer is made. (See "Transfers," page 18.)

Withdrawals

All or part of the Policy Value of the Policy may be withdrawn by the Owner before the earlier of the Annuitant's death or the Annuity Date. Only one partial withdrawal is permitted each year. However, amounts withdrawn may be subject to a Contingent Deferred Sales Charge depending on how long the withdrawn Premium payments have been invested in the Policy. (See "Withdrawals," page 18 and "Contingent Deferred Sales Charge," page 21.) In addition, withdrawals may be taxable and subject to a penalty tax. (See "Federal Tax Matters," page 26.)



Charges and Deductions

Transamerica Life deducts a daily charge equal to a percentage of the value of the net assets in the Separate Account for the mortality and expense risks assumed. The effective annual rate of this charge is 1.25% of the value of the net assets in the Separate Account. (See "Mortality and Expense Risk Charge," page 21.) TRANSAMERICA LIFE GUARANTEES THAT THIS CHARGE WILL NOT BE INCREASED.

In order to permit investment of the entire Premium payment, Transamerica Life does not deduct sales charges at the time of investment. However, a Contingent Deferred Sales Charge of up to 8% of the amount withdrawn is imposed on certain full or partial withdrawals of the Policies to cover certain expenses relating to the sale of the Policies, including commissions to registered representatives and other promotional expenses. TRANSAMERICA LIFE GUARANTEES THAT THE AGGREGATE CONTINGENT DEFERRED SALES CHARGES WILL NEVER EXCEED 8.5% OF THE PREMIUM PAYMENTS. This charge is also applied if Annuity Payments begin prior to the first Policy Anniversary. (See "Contingent Deferred Sales Charge," page 21.)

There is also an administration charge each year for contract maintenance. This charge currently is $30 per year. (See "Administration Charge," page 22.)

Annuity Payments

Annuity Payments will be made only on a fixed basis. The Owner has flexibility in choosing the Annuity Date; however, without Transamerica Life's prior approval, for Qualified Policies generally payments must begin no later than the first day of the calendar year after the Annuitant attains age 701/1.

Four Annuity forms are included in the Policy: (1) life Annuity; (2) life and contingent Annuity; (3) life Annuity with period certain; and (4) joint and survivor Annuity. (See "Annuity Forms," page 23.).

Payments on Death

In the event that the Annuitant dies prior to the Annuity Date, the Death Benefit is calculated and is payable upon receipt of due Proof of Death of the Annuitant, as well as an election of the method of settlement. The Death Benefit will generally be paid within seven days of receipt of the required proof and election, or as soon thereafter as Transamerica Life has sufficient information about the Beneficiary to make the payment. No Contingent Deferred Sales Charge is imposed. The Death Benefit may be paid as either a lump sum cash benefit or as an Annuity. (See "Death of Annuitant Prior to Annuity Date," page 19.)

Federal Income Tax Consequences

With respect to Owners who are natural persons there should be no federal income tax on increases in the Policy Value until a distribution under the Policy occurs (e.g., a withdrawal or Annuity Payment) or is deemed to occur (e.g.. a pledge. loan, or assignment of a Policy).

Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the recipient elects otherwise. In addition, a penalty tax may apply to certain distributions or deemed distributions under the Policy. (See "Federal Tax Matters," page 26.)

Right to Examine The Policy

The Owner has a Right to Examine the Policy. The Owner can cancel the Policy by delivering or mailing Written Notice, or sending a telegram to Transamerica Life's Service Office or to the agent through whom it was purchased, and by returning the Policy before midnight of the tenth day after receipt of the Policy. Notice given by mail and the return of the Policy by mail, properly addressed and postage prepaid, will be deemed by Transamerica Life to have been made on the date postmarked. If the Policy was an Individual Retirement Annuity, Transamerica Life will then refund the Premium payments made on the Policy without interest. If the Policy was not an Individual Retirement Annuity, Transamerica Life will return the Policy Value as of the date the Written Notice is received at Transamerica Life's Service Office. (See "Policy Value," page 17.)

Questions

Any question about procedures or the Policy will be answered by Transamerica Life Annuity Service Office, P.O. Box 13209, Kansas City, MO 64199-3209; (800) 356-3007. All inquiries should include the Policy number, the Owner's name and the Annuitant's name.

NOTE: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this Prospectus and in the Prospectus for the American Variable Insurance Series, which should be referred to for more detailed information. With respect to Qualified Policies, it should be noted that the requirements of a particular retirement plan, an endorsement to the Policy, or limitations or penalties imposed by the Internal Revenue Code or the Employee Retirement Income Security Act may impose limits or restrictions on premiums, surrenders, distributions, or benefits, or on other provisions of the Policies, and this Prospectus does not describe any such limitations or restrictions. (See "Federal Tax Matters," page 26.)

                         CONDENSED FINANCIAL INFORMATION
Accumulation Unit Values

     For the period from August 25, 1987* through December 31, 1987 and for the years ending December 31, 1998, thru December 31, 1990.

Cash Management Sub-Account Period Ending December 31
--------------------------------------------------------------- --------------- ------------- ------------ -------------
                                                                     1987           1988         1989          1990
--------------------------------------------------------------- --------------- ------------- ------------ -------------
--------------------------------------------------------------- --------------- ------------- ------------ -------------
Accumulation Unit Value - Beginning of Period                          $10.000       $10.019      $10.389       $11.046
--------------------------------------------------------------- --------------- ------------- ------------ -------------
--------------------------------------------------------------- --------------- ------------- ------------ -------------
Accumulation Unit Value - End of Period                                 10.019        10.389       11.046        11.770
--------------------------------------------------------------- --------------- ------------- ------------ -------------
--------------------------------------------------------------- --------------- ------------- ------------ -------------
Accumulation Units Outstanding - End of Period                         952.483    38,830.018   47,661.615    68,818.157
--------------------------------------------------------------- --------------- ------------- ------------ -------------

U.S. Government/AAA-Rated Securities Sub-account Period Ending December 31
------------------------------------------------------------- --------------- -------------- ------------- ------------
                                                                   1987           1988           1989         1990
------------------------------------------------------------- --------------- -------------- ------------- ------------
------------------------------------------------------------- --------------- -------------- ------------- ------------
Accumulation Unit Value - Beginning of Period                        $10.000        $10.311       $10.833      $11.705
------------------------------------------------------------- --------------- -------------- ------------- ------------
------------------------------------------------------------- --------------- -------------- ------------- ------------
Accumulation Unit Value - End of Period                               10.311         10.833        11.705       12.531
------------------------------------------------------------- --------------- -------------- ------------- ------------
------------------------------------------------------------- --------------- -------------- ------------- ------------
Accumulation Units Outstanding - End of Period                     2,792.956     19,061.638    35,838.328   54,643.659
------------------------------------------------------------- --------------- -------------- ------------- ------------

Growth Sub-Account Period Ending December 31
------------------------------------------------------------- ------------- ------------- ------------- --------------
                                                                  1987          1988          1989          1990
------------------------------------------------------------- ------------- ------------- ------------- --------------
------------------------------------------------------------- ------------- ------------- ------------- --------------
Accumulation Unit Value - Beginning of Period                      $10.000        $7.259        $8.142         $9.835
------------------------------------------------------------- ------------- ------------- ------------- --------------
------------------------------------------------------------- ------------- ------------- ------------- --------------
Accumulation Unit Value - End of Period                              7.259         8.142         9.835          9.287
------------------------------------------------------------- ------------- ------------- ------------- --------------
------------------------------------------------------------- ------------- ------------- ------------- --------------
Accumulation Units Outstanding - End of Period                  61,693.345    77,962.435   116,252.688    187,724.356
------------------------------------------------------------- ------------- ------------- ------------- --------------

Growth-Income Sub-Account Period Ending December 31
------------------------------------------------------------- --------------- ------------- ------------- ------------
                                                                   1987           1988          1989         1990
------------------------------------------------------------- --------------- ------------- ------------- ------------
------------------------------------------------------------- --------------- ------------- ------------- ------------
Accumulation Unit Value - Beginning of Period                        $10.000       $10.138       $10.668      $12.386
------------------------------------------------------------- --------------- ------------- ------------- ------------
------------------------------------------------------------- --------------- ------------- ------------- ------------
Accumulation Unit Value - End of Period                               10.138        10.668        12.386       11.919
------------------------------------------------------------- --------------- ------------- ------------- ------------
------------------------------------------------------------- --------------- ------------- ------------- ------------
Accumulation Units Outstanding - End of Period                    19,740.288    37,090.957    57,287.552   95,766.497
------------------------------------------------------------- --------------- ------------- ------------- ------------

High-Yield Bond Sub-Account Period Ending December 31
--------------------------------------------------------------- --------------- ------------- ------------ -------------
                                                                     1987           1988         1989          1990
--------------------------------------------------------------- --------------- ------------- ------------ -------------
--------------------------------------------------------------- --------------- ------------- ------------ -------------
Accumulation Unit Value - Beginning of Period                          $10.000       $10.108      $10.542       $11.374
--------------------------------------------------------------- --------------- ------------- ------------ -------------
--------------------------------------------------------------- --------------- ------------- ------------ -------------
Accumulation Unit Value - End of Period                                 10.108        10.542       11.374        11.663
--------------------------------------------------------------- --------------- ------------- ------------ -------------
--------------------------------------------------------------- --------------- ------------- ------------ -------------
Accumulation Units Outstanding - End of Period                       3,611.552    13,145.275   17,286.380    21,293.983
--------------------------------------------------------------- --------------- ------------- ------------ -------------

Financial Statements

The financial statements for Transamerica Life Separate Account VA-1 (as well as the auditors' report thereon) are included in the Statement of Additional Information. (See page 29 of Prospectus).


-------------------

*Commencement of Operations

CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, Transamerica Life may advertise yields and total returns for the Sub- accounts of the Separate Account. In addition, Transamerica Life may advertise the effective yield of the Cash Management Sub-account. These figures will be based on historical Information and are not intended to indicate future performance.

The yield of the Cash Management Sub-account refers to the annualized income generated by an investment in that Sub-account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-account (other than the Cash Management Sub-account) refers to the annualized income generated by an investment in the Sub-account over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period and is shown as a percentage of the investment.

The total return of a Sub-account refers to return quotations assuming an investment has been held in the Sub-account for various periods of time including, but not limited to, a period measured from the date the Sub-account commenced operations. When a Sub-account has been in operation for 1, 5, and 10 years, respectively, the total return for these periods will be provided. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment (after deduction of any applicable Contingent Deferred Sales Charge) as of the last day of each of the periods for which total return quotations are provided.

The yield calculations do not reflect the effect of any Contingent Deferred Sales Charge that may be applicable to a particular Policy. To the extent that the Contingent Deferred Sales Charge is applicable to a particular Policy, the yield of that Policy will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly described above, please refer to the Statement of Additional Information.

The calculations of total return use performance data from the American Life/Annuity Series until October 20, 1989 and, from that date forward, use performance data from the American Variable Insurance Series.

OTHER PERFORMANCE DATA
Transamerica Life may from time to time also disclose average annual total return in non-standard formats and cumulative total return for the Sub-accounts. The non-standard average annual total return and cumulative total return will assume that no Contingent Deferred Sales Charge is applicable. Transamerica Life may from time to time also disclose yield, standard total returns, and non-standard total returns for the Funds of the Series.

All non-standard-performance data will only be disclosed if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data please refer to the Statement of Additional Information.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY AND SEPARATE ACCOUNT VA-l OF TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY

Transamerica Life Insurance and Annuity Company

Transamerica Life Insurance and Annuity Company ("Transamerica Life"), 1150 South Olive, Los Angeles, CA 90015, is a stock life insurance company incorporated under the laws of the State of California on April 4, 1966 and reincorporated on January 5, 1977. It is principally engaged in the sale of life insurance and annuity policies. Transamerica Life is a wholly-owned subsidiary of Transamerica Occidental Life Insurance Company, which in turn is an indirect subsidiary of Transamerica Corporation.

Separate Account VA-l of Transamerica Life Insurance and Annuity Company

Separate Account V A-l of Transamerica Life (the "Separate Account") was established by Transamerica Life as a separate account under the laws of the State of California on December 4, 1986 pursuant to a resolution of Transamerica Life's Board of Directors. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account.

The assets of the Separate Account are owned by Transamerica Life but they are held separately from the other assets of Transamerica Life and are not chargeable with liabilities incurred in any other business operation of Transamerica Life (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charge against the Separate Account without regard to other income, gains or losses or Transamerica Life. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of Transamerica Life's general account assets or any other separate account maintained by Transamerica Life.

The Separate Account has five Sub-accounts, each of which invests solely in a specific corresponding Fund of American Variable Insurance Series. (American Variable Insurance Series has two additional Funds, the Asset Allocation Fund and the International Fund, which are not available for the Policies.) (Additional Sub-accounts may be established at the discretion of Transamerica Life.) Prior to October 23, 1989, the Separate Account invested in the American Life/ Annuity Series.

AMERICAN VARIABLE INSURANCE SERIES
The Separate Account invests exclusively in American Variable Insurance Series (the "Series"). The Series was organized as a Massachusetts business trust in 1983 and is registered with the SEC as a diversified, open-end management investment company under the Investment Company Act of 1940. However, the SEC does not supervise the management or the investment practices and policies of the Series.

Capital Research and Management Company ("Capital") provides investment advisory services to the Series in accordance with the terms of the current prospectus for the Series. As compensation for its services to the Series, the Series pays Capital an investment advisory fee, accrued daily and paid monthly, of 0.6% of that portion of each available Fund's total net assets not exceeding $30,000,000 and 0.5% of that portion of each available Fund's total net assets in excess of $30,000,000.

The Series currently has five Funds that are available for the Policies: the Cash Management Fund, the High-Yield Bond Fund, the Growth-Income Fund, the Growth Fund and the U.S. Government/ AAA-Rated Securities Fund. The assets of each Fund are separate from the others and each Fund has separate investment objectives and policies. As a result, each Fund operates as a separate investment portfolio and the investment performance of one Fund has no effect on the investment performance of any other Fund.

The Cash Management Fund seeks high current yield while preserving capital by investing in a diversified selection of money-market instruments including; corporate bonds and notes, commercial bank and savings association obligations, securities of the U.S. Government, its agencies and instrumentalities, and commercial paper. These securities mature in one year or less. The Cash Management Fund also may enter into repurchase agreements and firm commitment agreements and purchase when-issued securities.

The High-Yield Bond Fund seeks high current income. The High-Yield Bond Fund will generally be invested substantially in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities (generally known as junk bonds; special risks of junk bonds are described in the prospectus for the Series). The Fund may also invest in securities of the U.S. Government, its agencies and instrumentalities, cash and cash equivalents (such as commercial bank and savings association obligations, commercial paper and short-term corporate bonds or notes). The Fund may invest up to 25% of its assets outside the U.S., enter into repurchase agreements and firm commitment agreements, and purchase when-issued securities.

The Growth-Income Fund seeks growth of capital and income. In the selection of securities for investment, the possibilities of appreciation and potential dividends are given more weight than current yield. Ordinarily, the assets of the Growth-Income Fund consist principally of a diversified group of common stocks, but other types of securities may be held when deemed advisable, including preferred stocks and corporate bonds, including convertible bonds. The judgment of the adviser regarding the investment outlook as it appears from time to time will determine the relative amounts to be invested in common stocks, preferred stocks, bonds, securities of the U.S. Government, its agencies and instrumentalities, cash and cash equivalents (such as commercial bank and savings association obligations, commercial paper and short-term corporate bonds and. notes) and repurchase agreements.

The Growth Fund seeks growth of capital. Whatever current income is generated by the Fund is likely to be incidental to the objective of capital growth. Ordinarily, accomplishment of the Fund's objective of capital growth will be sought by investing primarily in common stocks or securities with common stock characteristics. When the outlook for common stocks is not considered promising,-for temporary defensive purposes a substantial portion of the assets may be invested in securities of the U.S. Government, its agencies and instrumentalities, cash and cash equivalents (such as commercial bank and savings association obligations, commercial paper and short-term corporate bonds and notes) and repurchase agreements.

The U.S. Government/ AAA-Rated Securities Fund. The investment objective of the U.S. Government/ AAA-Rated Securities Fund (the "Government/AAA Fund") is a high level of income consistent with prudent investment risk and preservation of capital. It seeks to achieve its objective by investing primarily in a combination of (i) securities guaranteed by the U.S. Government (backed by the full faith and credit of the U.S.), and (ii) other debt securities (including corporate bonds) rated AAA by Standard and Poor's Corporation or Aaa by Moody's Investors Service, Inc. (or that have not received a rating but are determined to be of comparable quality by the investment adviser, Capital). Except when the Government/AAA Fund is in a temporary defensive investment position, at least 65% of its assets will be invested in such securities, including those held subject to repurchase agreements.

The Series is subject to diversification requirements prescribed by the U.S. Treasury Department which, among other things, limits each Fund to investing no more than 55% of its total assets in anyone investment. Under current market conditions it is anticipated that a substantial portion of the Fund's investments in U.S. Government securities will consist of GNMA certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government.

The Government/AAA Fund also may invest in securities issued by U.S. Government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government (subject to the diversification regulations described above); in short-term debt securities of private issuers (including certificates of deposit, bankers' acceptances, and commercial paper rated A-1 by Standard &:
Poor's or Prime-1 by Moody's Investors Service); and in securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers which represent a direct or indirect interest in a pool of mortgages. The Government/ AAA Fund may not purchase any security, other than a U.S. Government security or a short-term debt security described above, that is not rated AAA by Standard &: Poor's or Aaa by Moody's Investors Service (or that has not received a rating but is determined to be of comparable quality by the Investment Adviser). However, if the rating of a security currently being held by the Fund is reduced below AAA
(Aaa) the Fund is not required to dispose of the security.

The Government/AAA Fund may purchase when-issued securities, and enter into firm commitment agreements, and repurchase agreements.

THERE IS NO ASSURANCE THAT ANY OF THESE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES.

Investments in these Funds are neither insured nor guaranteed by the U.S. government or any other entity or person.

Additional information concerning the investment objectives and policies of the Funds and the investment advisory services and charges can be found in the current prospectus for the Series. The Series prospectus should be read carefully before any decision is made concerning the allocation of Premium Payments or concerning transfers among the Sub-accounts.

Since the Funds are available to registered separate accounts offering variable annuity and variable life products of Transamerica Life as well as other insurance companies, there is a possibility that a material conflict may arise between the interests of the Separate Account and one or more other separate accounts investing in the Series. In the event of a material conflict, the affected insurance companies will take any necessary steps, including removing its separate account from the Series, to resolve the matter. See the Series prospectus for greater details.

Additions, Deletions or Substitutions of Investments
Transamerica Life reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of the Series, or of another registered open-end management investment company or other funding vehicle, if the shares of the Fund are no longer available for investment, or if in Transamerica Life's judgment, investment in any Fund would be inappropriate in view of the purposes of the Separate Account. To the extent required by the Investment Company Act of 1940, substitutions of shares attributable to an Owner's interest is a Sub-account will not be made until the Owner has been notified of the change. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Owners.

New Sub-accounts may be established when, in the sole discretion of Transamerica Life, marketing, tax, investment or other conditions so warrant. Any new Sub-accounts will be made available to existing Owners on a basis to be determined by Transamerica Life. Each additional Sub-account will purchase shares in a Fund of the Series or in another mutual fund or investment vehicle. Transamerica Life may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax, investment or other conditions so warrant.

In the event of any such substitution or change, Transamerica Life may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management company under the Investment Company Act of 1940 or any other form permitted by law, may be deregistered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

THE POLICY
The Policy is a Flexible Premium Deferred Variable Annuity Policy. The rights and benefits of the Policy are described below and in the Policy; however, except in Pennsylvania, Transamerica Life reserves the right to make any modification to conform the Policy to, or to give the Owner the benefit of, any federal or state statute or rule or regulation.

This Policy may be purchased on a non-tax qualified basis ("Nonqualified Policy"). The Policy may also be purchased and used in connection with plans qualifying for favorable federal income tax treatment ("Qualified Policy").

Policy Application and Premium Payments

Individuals wishing to purchase a Policy must complete an application and provide an initial Premium payment. The application must be sent to the Service Office for processing. Acceptance is subject to Transamerica Life's rules, and Transamerica Life reserves the right to reject any application or any Premium payment. If the application can be accepted in the form received, the initial Premium payment will be credited within two Valuation Dates after the later of receipt of the application or receipt of the initial Premium payment. If the initial Premium payment cannot be credited within five Valuation Dates after ..receipt because the application or other issuing requirements are incomplete, the applicant will be contacted and given an explanation for the delay and the initial Premium payment will be returned at the time unless the applicant consents to Transamerica Life's retaining the initial Premium payment and crediting it as soon as the necessary requirements are fulfilled.

The Policy may be purchased with a single deposit of at least $2,000 or with periodic payments of at least $600 annually. Each periodic payment must be at least $25. Premiums must be paid to the Service Office. The Owner can select a periodic Premium payment schedule and premium notices will be sent to the Owner, but the schedule is not binding. In addition, extra payments and higher scheduled periodic payments can be made. Premium payments after the first may be made at any time prior to the Annuity Date as long as the Annuitant is living. Additional Premium payments on Qualified Policies are limited by the terms of the qualified plan. Additional Premium payments are credited to the Policy and added to the Policy Value as of the Valuation Date when they are received. The total of all Premium payments for all policies having the same Owner or Annuitant may not exceed $250,000 in any Policy Year without Transamerica Life's prior approval.

Allocation of Premium Payments

The Owner specifies in the Policy application how Premium payments will be allocated. The Owner may allocate each Premium payment to one or more of the Sub-accounts as long as such portions are in whole percents. (The Owner may choose to allocate nothing to a particular Sub- account.) The total allocation must equal 100%. If the Owner does not specify how Premium payments are to be allocated, the Premium payments will be allocated to the Cash Management Sub-account. The Owner may change the allocation instructions for future additional Premium payments by sending a Written Notice to Transamerica Life's Service Office. The allocation .change will be processed the day it is received at the Service Office.

Policy Value
On the Policy Date, the Policy Value equals the initial Premium payment. Thereafter, the Policy Value equals the Policy Value for the previous Valuation Period increased by (1) any additional Premium payments received by Transamerica Life and (2) any increases in the Policy. Value due to investment results of the selected Sub-account (s), which occur during the Valuation Period; and reduced by (1) any decreases in the Policy Value due to investment results of the selected Sub-account (s); (2) a daily charge to cover the mortality and expense risks assumed by Transamerica Life; (3) any withdrawals, including any Contingent Deferred Sales Charges; and (4) taxes, if any, which occur during the Valuation Period. Additionally, at the end of each Policy Year, an administration charge will be deducted from the Policy Value.

A Valuation Period is the period between successive Valuation Dates. It begins at the close of the New York Stock Exchange on each Valuation Date and ends at the close of the New York Stock Exchange on the next succeeding Valuation Date. A Valuation Date is each day that both the New York Stock Exchange and Transamerica Life's Service Office are open for regular business.

The Policy Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of the selected Fund of the Series as well as the deductions for charges.

Transfers
The Owner may transfer all or part of the Policy Value from one Sub-account to another as frequently as desired prior to the Annuity Date by giving a Written Request to Transamerica Life's Service Office. The minimum amount which may be transferred is the lesser of $500 or the entire value of the Sub-account from which the transfer is being made. If after a transfer, the value of the Sub-account would be less than $100, Transamerica Life will transfer the entire amount out of that Sub-account. The transfer request will be processed on the date the Written Request is received by the Service Office.

Withdrawals
The Owner may withdraw all or part of the Policy Value at any time during the life of the Annuitant and prior to the Annuity Date by giving a Written Request to Transamerica Life's Service Office. Only one partial withdrawal may be made during a Policy Year, and no withdrawals may be made after the Annuity Date. The amount available for withdrawal is the Policy Value at the end of the Valuation Period during which the Written Request for the withdrawal is received, less any Contingent Deferred Sales Charges and less the annual Policy administration charge.

A partial withdrawal must be at least $500. If that part of the Policy Value in a Sub-account after the withdrawal would be less than $100, Transamerica Life will treat the withdrawal request as a request for a withdrawal of the entire amount in that Sub-account (and any Contingent Deferred Sales Charge will be based on the entire amount distributed). The Owner must specify from which Sub-account (s) a partial withdrawal should be made. Within each Sub-account, withdrawals will be allocated on a first-in, first-out basis to premiums, including earnings attributable to those premiums (for purposes of calculating the Contingent Deferred Sales Charge). If the Owner does not specify the amount to be withdrawn from each Sub-account, the withdrawal will be made equally from all Sub-accounts. This may result in a higher Contingent Deferred Sales Charge than if the Owner specifies how the withdrawal should be made. If the total Policy Value in all Sub-accounts would be less than $500 after the withdrawal, Transamerica Life will treat the withdrawal as a request for a withdrawal of the entire Policy Value (and any Contingent Deferred Sales Charge will be based on the entire amount distributed).

Payments of any amounts derived from premiums paid by check may be delayed until the check has cleared the Owner's bank. If, at the time the Owner makes a withdrawal request, he or she has not provided Transamerica Life with a written election not to have federal income taxes withheld, Transamerica Life must by law withhold such taxes and remit that amount to the federal government. Moreover, the Internal Revenue Code provides that a 10% penalty will be imposed on certain early withdrawals. (See "Federal Tax Matters," page 26.)

Since the Owner assumes the investment risk and because certain withdrawals are subject to a Contingent Deferred Sales Charge, the total amount paid upon total withdrawal of the Policy Value (taking into account any prior withdrawals) may be more or less than the total Premium payments made. After a withdrawal of the total Policy Value, or at any time the Policy Value is zero, all rights of the Owner and Annuitant will terminate.

Death of Annuitant Prior to Annuity Date
If the Annuitant dies prior to the Annuity Date, a Death Benefit will be paid to the Beneficiary. The Death Benefit will equal the larger of (i) the sum of the Premium Payments, less withdrawals and charges made, as of the Annuitant's date of death, or (ii) Policy Value (without' any deductions for the Contingent Deferred Sales Charge) as of the end of the Valuation Period during which (a) due Proof of Death is received by Transamerica Life's Service Office and (b) a Written Notice of the method of settlement elected by the Beneficiary is received at the Service Office, whichever is later.

The Death Benefit is payable upon receipt of due Proof of Death of the Annuitant as well as proof that the Annuitant died prior to the commencement of Annuity Payments. Upon receipt of this proof and an election of a method of settlement, the Death Benefit generally will be paid within seven days, or as soon thereafter as Transamerica Life has sufficient information about the Beneficiary to make the payment. The Beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitations under any state or federal law, rule, or regulation, under one of the Annuity forms unless a settlement agreement is effective at the death of the Annuitant preventing such election. If the annuitant is the Owner, the payment of the Death Benefit at the death of the Annuitant will be subject to certain distribution requirements under the federal income tax laws, as explained more fully in the Statement of Additional Information.

Designation of a Beneficiary
The Owner may select one or more Beneficiaries and name them in the application. Thereafter, the Owner may change the Beneficiary by Written Notice to Transamerica Life's .Service Office. If, however, the Annuitant is married and the person being named as the Beneficiary is other than the Annuitant's spouse, and if required by law, such Beneficiary designation will not be effective unless written consent of such spouse, properly notarized, is received by Transamerica Life's Service Office. When received, even if the Annuitant is not then living, such change will take effect on the latest date the notice and/or spousal consent were signed except for any benefits paid before the Service Office receives the notice of change and consent. The Owner may also make the designation of Beneficiary irrevocable by sending Written Notice to and obtaining approval from Transamerica Life's Service Office. Changes in an. irrevocable Beneficiary may only be made with the written consent of the designated irrevocable Beneficiary, except to the extent required by law.

The interest of any Beneficiary who dies before the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of the Annuitant will also terminate if no benefits have been paid to the Annuitant's or Beneficiary's estate unless the Policy has been endorsed to provide otherwise. The benefits will then be paid as though the Beneficiary had died before the Annuitant. If the interest of all designated beneficiaries has terminated, any benefits payable will be paid to the Annuitant's estate unless the Policy has been endorsed to provide otherwise.

Transamerica Life may rely on an affidavit by any responsible person in determining the identity or non-existence of any Beneficiary not identified by name. If any Beneficiary is a partnership, any benefits payable will be paid to the partnership as it existed at the time of the Annuitant's death.

Restrictions on Distributions from Certain Policies

Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the Policy can be redeemed.

Similar restrictions apply to variable annuity contracts used as funding vehicles for Internal Revenue Code Section 403 (b) retirement plans. Section 403
(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organization. In accordance with the requirements of Section 403 (b), any Policy used for a 403
(b) plan will prohibit distributions of (i) elective contributions made in years beginning after December 31,1988, and (ii) earnings on those contributions and
(iii) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989. However, distributions of such amounts will be allowed upon death of the employee, attainment of age 591/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

Owner Inquiries

Transamerica Life employs an administrator to perform certain administrative functions in .connection with the Policies such as underwriting, recordkeeping, policyowner service and reporting. Owner inquiries should be addressed to Transamerica Life's Service Office, or made by calling (800) 356-3007. All inquiries should include the Policy number and the Owner's and Annuitant's names.

CHARGES AND DEDUCTIONS
No deductions are made from Premium payments. Therefore, the full amounts of the Premium payments are invested in one or more of the Sub-accounts of the Separate Account.

Contingent Deferred Sales Charge
A Contingent Deferred Sales Charge may be applied to the amount of the Policy Value withdrawn to cover certain expenses relating to the sale of the Policies, including commissions to registered representatives and other promotional expenses. This charge is also applied if Annuity Payments begin prior to the first Policy Anniversary. The amount of the Contingent Deferred Sales Charge is determined by multiplying the amount of the withdrawal by the applicable Contingent Deferred Sales Charge percentage (s). The Contingent Deferred Sales Charge percent- age (s) applied will depend upon the elapsed time since receipt of each Premium attributable to the portion of the Policy Value withdrawn. The following is the table of Contingent Deferred Sales Charge Percentages:

                                                Applicable Contingent
Elapsed Time Since the                          Deferred Sales Charge
Premium was Received                            Percentage
---------------------                           -----------
Less than1year                                     8%
At least 1 year, but less than 6 years.            6%
6 years or more                                    0%

In no instance will the sum of Contingent Deferred Sales Charges exceed 8.5% of total Premiums paid.

Up to 10% of the Policy Value in each Sub-account, attributable to Premiums paid at least one year but less than six years prior to the date of withdrawal, may be withdrawn from each such Sub-account without Contingent Deferred Sales Change.

In the case of a partial withdrawal, Transamerica Life will deduct any Contingent Deferred Sales Charge from each Sub-account based on the amount withdrawn from each Sub-account (or first from other Sub-accounts, and then from the amount withdrawn, to the extent necessary). However, the Owner can request that the Contingent Deferred Sales Charge be deducted from the amount withdrawn.

Mortality and Expense Risk Charge

Transamerica Life imposes a charge to compensate it for bearing certain mortality and expense risks under the Policies. For assuming these risks, Transamerica Life makes a daily charge equal to an effective annual rate of 1.25% of the value of the net assets in the Separate .Account (this charge is not made after the Annuity Date). Of that amount, approximately .85% is allocated to cover the mortality risks, and approximately .40% is allocated to cover the costs of expense risks. Transamerica Life guarantees that this charge of 1.25% will never increase. If this charge is insufficient to cover actual costs and assumed risks, the loss will fall on Transamerica Life. Conversely, if the charge proves more than sufficient, any excess will be a profit to Transamerica Life. Transamerica Life currently anticipates profit from this charge.

The mortality risk borne by Transamerica Life arises from its obligation to make monthly' Annuity Payments (determined in accordance with the Annuity tables and other provisions contained in the Policy) regardless of how long all Annuitants or any individual Annuitant may live. This undertaking assures that neither an Annuitant's own longevity, nor an improvement in general life expectancy greater than expected, will have an adverse effect on the monthly Annuity Payments the Annuitant will receive under the Policy. It therefore relieves the Annuitant from the risk that he will outlive the funds accumulated for retirement. The mortality risk also arises from the possibility that the Death Benefit will be greater than the Policy Value. The expense risk borne by Transamerica Life is that the deductions for Contingent Deferred Sales Charges and administrative expenses under the Policies may be insufficient to cover the actual future costs incurred by Transamerica Life for providing the various Policy administrative services.

Transamerica Life anticipates that the Contingent Deferred Sales Charge will not generate sufficient funds to pay the cost of distributing the Policies. If these charges are insufficient to cover the expenses, the deficiency will be met from Transamerica Life's general corporate funds, which will include amounts derived from the charge for mortality and expense risks.

Administration Charge
To cover the costs of administering the Policies, Transamerica Life deducts an administration charge from each Policy at the end of each Policy Year prior to the Annuity Date and if and when the entire Policy Value is withdrawn on any date other than Policy Anniversary. Currently, this charge is $30. (Transamerica Life has the ability to increase this charge, but Transamerica Life. will provide all Owners with advance written notice of at least 30 days of any change) Transamerica Life does not anticipate realizing any profit from the administration charge.

Transfer Charge
Currently, there is no charge for transfers. However, Transamerica Life reserves the right to impose a charge for each transfer in excess of four in a single Policy Year. Any such charge would be deducted from the Sub-accounts from which the Owner requested that amounts be transferred but if no Policy Value remains in those Sub-accounts, Transamerica Life will deduct the charge from the amount transferred. Transamerica Life reserves the right, upon advance written notice to the Owner of at least 30 days, to change the amount of the transfer charge.

Taxes
Transamerica Life will incur premium taxes where such taxes are imposed by state law. Although Transamerica Life currently does not make any charge for premium taxes, Transamerica Life reserves the right to deduct premium taxes in the future.

Under present laws, Transamerica Life will incur state or local taxes (in addition to the premium taxes described above) in several states. At present, Transamerica Life does not charge for these taxes but Transamerica Life reserves the right to charge for such taxes.

Transamerica Life does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policies. (See "Federal Tax Matters," page 26.) Based upon these expectations, no charge is being made' currently to the Separate Account for federal income taxes which may be attributable to the Separate Account. Transamerica Life will periodically review the question of a charge to the Separate Account for federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes incurred by Transamerica Life. This might become necessary if the tax treatment of Transamerica Life is ultimately determined to be other than what Transamerica Life currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in Transamerica Life's tax status. In the event that Transamerica Life should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Policies, the Policy Value of the Policy would be correspondingly adjusted by any provision or charge for such taxes.

American Variable Insurance Series Expenses
The value of the assets in the Separate Account reflects the value of Series shares and therefore the fees and expenses paid by each Fund of the Series. A complete description of the expenses and deductions from the Series are found in the Series' prospectus. (See, American Variable Insurance Series," page 12.)

ANNUITY PAYMENTS

Annuity Date
The Owner may specify an Annuity Date in the application, which for Qualified Policies generally can be no later than the first day of the calendar year after the Annuitant attains age 70 1/2. The Annuity Date is the date that Annuity Payments are scheduled to commence under the Policy, unless the entire Policy Value has been withdrawn or the Death Benefit has been paid to the designated Beneficiary prior to that date. The Annuity Date must be the first day of a month.

The Owner may advance or defer the Annuity Date; however, the Annuity Date for Qualified Policies generally may not be deferred to a date beyond the first day of the calendar year after the Annuitant attains age 70 1/2 . An Annuity Date may only be changed by Written Request during the Annuitant's lifetime. The request must be made at least 90 days before the then scheduled Annuity Date and the new Annuity Date must be at least 90 days after the request is received. The Annuity Date and Annuity forms available for Qualified Policies may also be controlled by endorsements, the plan or applicable law.

Annuity Forms
(a) Election of Annuity Form

Annuity Payments can only be received on a fixed basis. An Annuity form is selected by the Owner in the application. Before the Annuity Date, and while the Annuitant is living, the Owner may, by Written Request, change the Annuity form to one of the other forms described below. Subject to approval by Transamerica Life the Owner may select any other Annuity form then being offered by Transamerica Life. The request for change must be made to Transamerica Life's Service Office at least 90 days prior to the Annuity Date. If an Annuity form is chosen which depends on the continuation of the life of the Annuitant, or of a joint Annuitant, or of a contingent Annuitant, proof of age may be required before Annuity Payments begin. For Annuity forms involving life income, the actual age of the Annuitant, a joint Annuitant, or a contingent Annuitant will affect the amount of each payment. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment shall be greater for older Annuitants than for younger Annuitants.

If at the time of an Annuity Payment, the Owner has not provided Transamerica Life with a written election not to have federal income taxes withheld, Transamerica Life must by law withhold such taxes from the taxable portion of such Annuity Payment and remit that amount to the federal government.

In the event that an Annuity form is not selected, Transamerica Life will make monthly Annuity Payments to unmarried Annuitants in accordance with the life Annuity form and the applicable provisions of the Policy, and to married Annuitants in accordance with the life and contingent Annuity form with 50% continuing to the spouse of the Annuitant and in accordance with applicable provisions of the Policy.

If the amount of the monthly Annuity Payment is less than $30 Transamerica Life has the right to make the Annuity Payments quarterly, semi-annually or annually so that the periodic payment is at least $30. If the amount of the Annuity payable annually is less than $120, Transamerica Life may pay the value of the benefit in a single sum to the Annuitant or, if applicable, the Annuitant's Beneficiary. Transamerica Life may require proof of the existence and/or proof of the age of any payee before making any payment under the Policy.

The Annuity forms are fixed Annuities. This means that the amount of each payment will be set on the Annuity Date and will not subsequently be affected by the investment performance of the Sub-Accounts.

(b) Annuity Forms

(1) Life Annuity. Payments start on the Annuity Date, if the Annuitant is living. Payments end with the payment due just before the Annuitant's death. There is no death benefit under this form. It is possible that only one payment will be made under this form if the Annuitant dies before the second payment is due; only two payments will be made if the Annuitant dies before the third payment is due, and so forth.

(2) Life and Contingent Annuity. Payments start on the Annuity Date, if the Annuitant is living. Payments will continue for as long as the Annuitant lives. After the Annuitant dies, payments will be made to the contingent Annuitant, if living, for as long as the contingent Annuitant lives. Payments will end with the payment due just before the death of the contingent Annuitant. The payments to the contingent Annuitant can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. If the contingent Annuitant does not survive the Annuitant, payments will end with the payment due just before the death of the Annuitant. It is possible that only one payment or very few payments will be made under this form, if the Annuitant and contingent Annuitant both die shortly after payments begin.

The Written Request for this form must: (a) name the contingent Annuitant; and
(b) state the amount of payments for the contingent Annuitant. Once Annuity Payments start under this Annuity form, the person named as contingent Annuitant, for the purpose of receiving the benefit payable upon the Annuitant's death, may not be changed.

Transamerica Life will need proof of age for the contingent Annuitant before payments start.
Should the Annuitant or contingent Annuitant die before the Annuity Date, the rights of all persons will be the same as if this form had not been chosen.

(3) Life Annuity With Period Certain. Payments start on the Annuity Date, if the Annuitant is living. Payments will be made for the longer of: (a) the Annuitant's life; or (b) the period certain. The period certain may be 60, 120 or 180 months, but in no event may it exceed the life expectancy of the Annuitant.

If the Annuitant dies during the period certain, the rest of the period certain payments will be made to the Beneficiary named by the Annuitant. The Beneficiary may elect to receive the commuted value of these payments in a single sum. We will determine the commuted value by discounting the rest of the payments at the rate of interest used in the actuarial basis used in determining these Annuity rates.
If the Beneficiary named by the Annuitant dies before receiving all of the remaining payments for the period certain, the remaining payments will be made to a designated payee named by the Beneficiary or to the Beneficiary's estate. If the Annuitant dies after all payments have been made for the period certain, payments will cease with the payment due just before the Annuitant's death. No benefit will be payable to the Annuitant's Beneficiary.

The Written Request for this form must: (a) state the length of the period certain; and (b) name the Beneficiary.

(4) Joint And Survivor Annuity. Payments will be made to the Annuitant, starting on the Annuity Date, if and for as long as the Annuitant and joint Annuitant are living. After the Annuitant or joint Annuitant dies, payments will continue to the survivor. Payments will be made to the survivor for his or her life. Payments end with the payment due just before the death of the survivor. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. It is possible that only one payment or very few payments will be made under this form if the Annuitant and joint Annuitant both die shortly after payments begin.

The Written Request for this form must: (a) name the joint Annuitant; and (b) state the amount of payment for the survivor. Once Annuity payments start under this Annuity form, the person named as joint Annuitant, for the purpose of receiving the benefit payable upon the Annuitant's death, may not be changed.

Transamerica Life will need proof of age for the joint Annuitant before payments start.

If the Annuitant or joint Annuitant dies before the Annuity Date, the rights of all persons will be the same as if this form had not been chosen.

(5) Other Forms of Payment. Benefits can be provided under any other Annuity form not described in this section subject to Transamerica Life's agreement and any applicable state or federal law or regulation. Requests for any other Annuity form must be made in writing to Transamerica Life's Service Office at least 90 days before the Annuity Date.

(c) Alternate Annuity Rates

The amount of the Annuity payments will be determined by applying the Policy Value as a single premium to either the guaranteed Annuity rates or Transamerica Life's current single premium Annuity rates at that time, whichever would result in a higher amount of monthly Annuity payments. The guaranteed Annuity rates are based on the 1983 Annuity Mortality Table, without projection, set back 5 years for both Males and Females and with interest at 3.5%.

FEDERAL TAX MATTERS
THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

Introduction

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Policy. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon Transamerica Life's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Qualified policies were designed for use by individuals whose Premium payments 'are comprised solely of proceeds from retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401 (a), 403 (b), 408, 457 or other similar provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the Policy Value, on Annuity Payments and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type and terms of the retirement plan, on the tax and employment status of the individual concerned and on Transamerica Life's tax status. In general, certain requirements must be satisfied to secure favorable tax treatment for a tax qualified plan, for distributions from a tax qualified plan, and for the purchase of a Qualified Policy with proceeds from a tax qualified plan. These requirements differ depending on the type of plan and have been modified in various respects effective in 1989. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy. The following discussion assumes that Qualified Policies are purchased with proceeds from retirement plans that qualify for the intended special federal income tax treatment.

Taxation of Annuities in General
The following discussion assumes that the Policy will qualify as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. Transamerica Life believes that an annuity owner who is a natural person generally is not taxed on increases in the value of a Policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., withdrawals) or as Annuity Payments under the Annuity form elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value (and in the case of a Qualified Policy, any portion of an interest in the qualified employer plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a lump sum payment or an Annuity) is taxed as ordinary income. An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the owner's cash value over the Owner's investment in the contract during the taxable year. However, there are some exceptions to this rule and you may wish to discuss these with your tax adviser.

The following discussion applies to Policies owned by natural persons. A transfer of ownership of a contract, or designation of an annuitant or other beneficiary who is not also the contractowner, may result in certain tax consequences to the contractowner that are not discussed herein. A contractowner contemplating any such transfer or assignment of a contract should consult a competent tax adviser with respect to the potential tax effects of such a transaction.

In the case of a withdrawal under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the total Policy Value. The "investment in the contract" equals the portion, if any, of any Premium payments paid by or on behalf of an individual under a Policy which was not excluded from the individual's gross income. For Policies issued in connection with qualified plans, the "investment in the contract" can be zero.

Generally, in the case of a withdrawal under a Nonqualified Policy before the Annuity Date, amounts received are first treated as taxable income to the extent that the Policy Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

Although the tax consequences may vary depending on the Annuity form elected under the Policy, generally only the portion of the Annuity Payment that represents the amount by which the Policy Value exceeds the "investment in the contract" will be taxed. For fixed Annuity Payments, in general, there is no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity Payment for the term of the payment; however, the remainder of each Annuity Payment is taxable. After the "investment in the contract" is recovered, the full amount of any additional Annuity Payments is taxable.

..In the case of a distribution pursuant to a Nonqualified Policy, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the owner reaches age 591/:, (2) made as a result of the owner's death or disability, or (3) received in substantially equal periodic payments as a life Annuity. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

Generally, in the case of a Nonqualified Policy, if anyone or more of the Transamerica Life Companies ("TLC") issues to one Owner, during any single calendar year, (i) two or more Policies or (ii) one or more Policies and one or more of the other TLC annuity policies, all the annuity policies are aggregated in determining the amount of any distribution includable in the Owner's gross income. In such a case, under Section 72 (e) of the Code, the amount of a partial or total surrender of one annuity policy would be includable in gross income to the extent that the total of the values for all annuity policies exceeds the total of the cost basis for all annuity policies at the time of the distribution.

As noted above, the foregoing comments about the federal tax consequences under these Policies are not exhaustive and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect Transamerica Life's understanding of current law and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy depend on the individual circumstances of each Owner of the Policy or recipient of the distribution. A competent tax adviser should be consulted for further information.

DISTRIBUTOR OF THE POLICIES
Transamerica Insurance Securities Sales Corporation ("Transamerica Securities"), 1150 South Olive, Los Angeles, CA 90015, is the principal underwriter of the Policies. Transamerica Securities is a wholly owned subsidiary of Transamerica Insurance Corporation of California. On February 15, 1991 Transamerica Securities entered into a sales agency agreement with Transamerica Financial Resources, Inc. ("TFR"), pursuant to which TFR became the principal distributor of the Policies. TFR is a wholly owned subsidiary of Transamerica Insurance Corporation of California and is registered with the Securities and Exchange Commission and the National Association of Securities Dealers as a broker-dealer. Transamerica Securities may enter into contracts with other broker-dealers to aid in the distribution of the Policies. The commissions paid to agents are no greater than 6% of Premium payments made.

VOTING RIGHTS
To the extent deemed to be required by law, the Fund shares held in the Separate Account will be voted by Transamerica Life at regular and special shareholder meetings of the Series in accordance with instructions received from persons having voting interests in the corresponding Sub-account. The Fund is not required to hold annual meetings. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if Transamerica Life determines that it is allowed to vote the Fund shares in its own right. Transamerica Life may elect to do so.

The number of votes which are available to an Owner will be calculated separately for each Sub-account of the Separate Account. That number will be determined by applying his or her percentage interest, if any, in a particular Sub-account to the total number of votes attributable to that Sub-account. The Owner holds a voting interest in each Sub-account to which the Policy Value is allocated. Owners only have voting interests prior to the Annuity Date.

The number of votes of a Fund will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the Series. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Series.

Shares as to which no timely instructions are received and shares held by Transamerica Life as to which Owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Sub-account will receive proxy material reports and other material relating to the appropriate Series.

FINANCIAL STATEMENTS

The financial statements for Transamerica Life and the Separate Account (as well as the auditors' reports thereon) are in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

TABLE OF CONTENTS

THE POLICY Accumulation Units Net Investment Factor IRS Required Distributions Non-Participating Misstatement of Age Proof of Existence and Age Assignment Annuity Data Annual Report Incontestability Ownership Entire Contract Changes in the Policy Protection of Benefits Postponement of Payments
CALCULATION OF YIELDS AND TOTAL RETURNS
         Cash Management Sub-account Yield Calculation
         Other Sub-account Yield Calculations
         Standard Total Return Calculations
         Other Performance Data
FEDERAL TAX MATTERS
         Taxation of Transamerica Life
         Tax Status of the Policies
         Withholding
DISTRIBUTION OF THE POLICY
SAFEKEEPING OF ACCOUNT ASSETS
TRANSAMERICA LIFE
STATE REGULATION
RECORDS AND REPORTS
LEGAL PROCEEDINGS
LEGAL MATTERS
EXPERTS
OTHER INFORMATION
FINANCIAL STATEMENTS

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE
                                 PRIME INVESTOR
                FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY POLICY

           Offered by Transamerica Life Insurance and Annuity Company

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Flexible Premium Deferred Variable Annuity Policy ("Policy") offered by Transamerica Life Insurance and Annuity Company. You may obtain a copy of the Prospectus dated May 1, 1991 by writing to Transamerica Life Insurance and Annuity Company, Annuity Service Center, P.O. Box 13209, Kansas City, Missouri 64199-3209. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

Dated May 1, 1991

TABLE OF CONTENTS

THE POLICY Accumulation Units Net Investment Factor IRS Required Distributions Non-Participating Misstatement of Age Proof of Existence and Age Assignment Annuity Data Annual Report Incontestability Ownership Entire Contract Changes in the Policy Protection of Benefits Postponement of Payments
CALCULATION OF YIELDS AND TOTAL RETURNS
         Cash Management Sub-account Yield Calculation
         Other Sub-account Yield Calculations
         Standard Total Return Calculations
         Other Performance Data
FEDERAL TAX MATTERS
         Taxation of Transamerica Life
         Tax Status of the Policies
         Withholding
DISTRIBUTION OF THE POLICY
SAFEKEEPING OF ACCOUNT ASSETS
TRANSAMERICA LIFE
STATE REGULATION
RECORDS AND REPORTS
LEGAL PROCEEDINGS
LEGAL MATTERS
EXPERTS
OTHER INFORMATION
FINANCIAL STATEMENTS

THE POLICY

As a supplement to the description in the Prospectus, the following provides additional information about the Policy which may be of interest to some Owners.

Accumulation Units

Premiums which you allocate to a Sub-account of the Separate Account are used to purchase Accumulation Units in that Sub-account. The number of Accumulation Units to be credited to the Policy for each Sub-account will be determined by dividing the portion of each Premium allocated to the Sub-account by the Sub-account's Accumulation Unit Value for the Valuation Period during which the Premium was received. In the case of the first Premium, Accumulation Units for that payment will be credited to the Policy within two Valuation Days of the later of: (a) the date we accept the application; or (b) the date we receive the first Premium payment. In the case of any subsequent Premium, Accumulation Units for that payment will be credited on the date we receive the payment. The value of an Accumulation Unit in each Sub-account of the Separate Account was initially set at $10 when the first shares in the underlying Fund were purchased. The value of an Accumulation Unit for each Sub-account at the end of any Valuation Period is calculated by multiplying the value of that unit at the end of the prior Valuation Period by the Sub-account's Net Investment Factor for the Valuation Period. The value of an Accumulation Unit may go up or down.

Net Investment Factor
For any Sub-account of the Separate Account, the Net Investment Factor for a Valuation Period is (a) divided by (b), minus (c):

Where (a) is

The net asset value per share held in the Sub-account, as of the end of the Valuation Period plus

The per-share amount of any dividend or capital gain distributions if the "exdividend" date occurs in the Valuation Period plus or minus

A per-share charge or credit as we may determine, as of the end of the valuation period for tax reserves.

Where (b) is

The net asset value per-share held in the Sub-account as of the end of the last prior Valuation Period plus or minus

The per-share charge or credit for tax reserves as of the end of the last prior Valuation Period.

Where (c) is-

The daily charge of 0.0000342 for assuming the mortality and expense risks under this policy times the number of calendar days in the current Valuation Period.

IRS Required Distributions

If the Owner or any joint Owner of a Non-Qualified Policy dies before the entire interest in the Policy is distributed, the value of the Policy generally must be distributed to the designated Beneficiary so that the Policies qualify as annuities under the Internal Revenue Code. (See "Tax Status of the Policies" page 9.)

Non-Participating

The Policies are non-participating. No dividends are payable and the Policies will not share in the profits or surplus earnings of Transamerica Life.

Misstatement of Age

If the age of the Annuitant or any other payee has been misstated in the application, the Annuity payable under the Policy will be whatever the Policy Value of the Policy would purchase on the basis of the correct age of the Annuitant and/or other payee, if any on the date Annuity Payments begin. Any overpayments or underpayments by Transamerica Life as a result of any such misstatement will be respectively charged against or credited to the Annuity Payment or Annuity Payments to be made after the correction so as to adjust for such overpayment or underpayment.

Proof of Existence and Age

Before making any payment under the Policy, Transamerica Life may require proof of the existence and/or proof of the age of the Owner or any other Payee.

Assignment

No assignment of a Policy will be binding on Transamerica Life unless made in writing and given to Transamerica Life at its Service Office. Transamerica Life is not responsible for the adequacy of any assignment. The Owner's rights and the interest of any Beneficiary not designated irrevocably will be subject to the rights of any assignee of record.

Annuity Data
Transamerica Life will not be liable for obligations which depend on receiving information from a payee until such information is received in a satisfactory form.

Annual Report

At least once each Policy Year prior to the Annuity Date, the Owner will be given a report of the current Policy Value allocated to each Sub-account. This report will also include any other information required by law or regulation.

Incontestability

The Policy is incontestable from the Policy Date. This provision does not apply to any rider providing benefits specifically for disability.

Ownership

Before the Annuitant's death, only the Owner will be entitled to the rights granted by the Policy or allowed by Transamerica Life under the Policy, except that the right to receive an Annuity will belong to the Annuitant, unless endorsed otherwise. H the Owner is an individual and dies before the Annuitant, the rights of the Owner belong to the estate of the Owner unless this policy has been endorsed to provide otherwise. If the Owner is a partnership, the rights belong to the partnership as it exists when a right is exercised.

Entire Contract

Transamerica Life has issued the Policy in consideration of the application and payment of the first Premium. A copy of the application is attached to and is a part of the Policy. The Policy with the application makes the entire contract. All statements made by or for the Annuitant are considered representations and not warranties. Transamerica Life will not use any statement in defense of a claim unless it is made in the application and a copy of the application is attached to the Policy when issued.

Changes in the Policy

Only Transamerica Life's President or a Vice President together with Transamerica Life's Secretary or an Assistant Secretary have the authority to bind Transamerica Life or to make any change in the Policy and then only in writing. Transamerica Life will not be bound by any promise or representation made by any other persons.

Transamerica Life may not change or amend the Policy, except as expressly provided in the Policy, without the Owner's consent. However, Transamerica Life may change or amend the Policy if such change or amendment is necessary for the Policy to comply with any state or federal law, rule or regulation, except in the state of Pennsylvania.

Protection of Benefits

To the extent permitted by law, no benefit under the Policy will be subject to any claim or process of law by any creditor.

Postponement of Payments

Payment of any cash withdrawal or lump sum death benefit due from the Separate Account will occur within seven days from the date the election becomes effective, except that Transamerica Life may be permitted to postpone such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Securities and Exchange Commission or the Commission requires that trading be restricted; or (3) the Securities and Exchange Commission permits a delay for the protection of Owners.

CALCULATION OF YIELDS AND TOTAL RETURNS

Cash Management Sub-account Yield Calculation

In accordance with regulations adopted by the Securities and Exchange Commission, Transamerica Life is required to compute the Cash Management Sub-account's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Cash Management Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Cash Management Sub- account at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for annual administrative expenses and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the Cash Management Sub-account of the Separate Account will be lower than the yield for the Cash Management Fund of the Series or any comparable substitute funding vehicle.

The Securities and Exchange Commission also permits Transamerica Life to disclose the effective yield of the Cash Management Sub-account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

For the seven-day period ending December 31, 1990, the Cash Management Sub-account's annualized yield and effective yield were 8.03% and 8.35%, respectively.

The yield on amounts held in the Cash Management Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Cash Management Sub-account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Cash Management Fund or substitute funding vehicle, the types and quality of portfolio securities held by the Cash Management Fund or substitute funding vehicle, and operating expenses. In addition, the yield figures do not reflect the effect of any Contingent Deferred Sales Charges that may be applicable to a particular Policy.

Other Sub-account Yield Calculations

Transamerica Life may from time to time disclose the current annualized yield of one or more of the Sub-accounts (except the Cash Management Sub-account) for 3D-day periods. The annualized yield of a Sub-account refers to the income generated by the Sub-account over a specified 3D-day period. Because the yield is annualized, the yield generated by a Sub-account during the 3D-day period is assumed to be generated each 3D-day period. The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period according to the following formula:

YIELD =  2[(a -b + 1)6 -1]
            ----
                        cd

Where:  a = net investment income earned during the period by the Fund attributable to shares owned by the Sub-account.

        b = expenses accrued for the period (net of reimbursements).

        c = the average daily number of accumulation units outstanding during the period.

        d = the maximum offering price per accumulation unit on the last day of the period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Owner accounts. The yield calculations do not reflect the effect of any Contingent Deferred Sales Charges that may be applicable to a particular Policy. Contingent Deferred Sales Charges range from 8% to ~/O of the amount of Policy Value withdrawn depending on the elapsed time since the receipt of each premium attributable to the portion of the Policy Value withdrawn.

Because of the charges and deductions imposed by the Separate Account the yield for the Sub-account will be lower than the yield for the corresponding Fund. The yield on amounts held in the Sub-accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Sub-account's actual yield will be affected by the types and quality of portfolio securities held by the Fund and its operating expenses.

For the 30-day period ending December 31.1990 the U.S. Government AAA-Rated Securities Sub-account's yield was 5.72% and the High-Yield Bond Sub-account's was 9.66%.

Standard Total Return Calculations
Transamerica Life may from time to time also disclose average annual total returns for one or more of the Sub-accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according .to the following formula:

P (1 -T)n = ERV

Where:            P = a hypothetical initial payment of $1,000

                  T = average annual total return

                  n = number of years

                  ERV = ending redeemable value of a hypothetical $1.000 payment made at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all Owner accounts are recognized in the ending redeemable value. The average annual total return calculations will reflect the effect of Contingent Deferred Sales Charges that may be applicable to a particular period.

For the year ending December 31, 1990 and the period from August 25,1987 to December 31, 1990, respectively, the average annual total returns for the U.S. Government AAA-Rated Securities Sub-account were 1.22% and 5.15%; for the Growth Sub-account were -10.72% and -3.84%; for the Growth Income Sub-account were -9,02% and 3.60%; for the High Yield Bond Sub-account were -3.05% and 2.92%; and for the Cash Management Sub-account were 0.74% and 3.20%.

The total returns provided use performance data from the American Life/Annuity Series until October 20, 1989 and, from that date forward, use performance data from the American Variable Insurance Series.

Other Performance Data

Transamerica Life may from time to time also disclose average annual total returns in a non- standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the Contingent Deferred Sales Charge percentage will be assumed to be 0%. Using the non-standard format, for the one year period ending December 31, 1990 and for the period from August 25, 1987 to December 31, 1990, respectively, the average annual total returns for the U.S. Government AAA-Rated Securities Sub-account were 7.000/0 and 6.91%; for the Growth Sub-account were -5.62% and -2.24%; for the Growth Income Sub-account were -3.83% and 5.33%; for the High Yield Bond Sub-account were 2,49% and 4.64%; and for the Cash Management Sub-account were 6.49% and 4.93%.

The total returns provided Use performance data from the American Life/Annuity Series until October 20, 1989 and, from that date forward, use performance data from the American Variable Insurance Series.

Transamerica Life may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the Contingent Deferred Sales Charge percentage will be 0%.

CTR - (ERV/P)-l

Where:   CTR = the cumulative total return net of Sub-account recurring charges for the period

                  ERV = ending redeemable value of a hypothetical 51,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five, or ten-year period (or fractional portion thereof)

                  P = a hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required period, is also disclosed.

FEDERAL TAX MATTERS
Taxation of Transamerica Life

Transamerica Life is taxed as a life insurance company under Part 1 of Subchapter L of the Internal Revenue Code of 1986 (the "Code"). Since the Separate Account is not an entity separate from Transamerica Life and its operations form a part of Transamerica Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Policy Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing federal income tax law, Transamerica Life believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

Tax Status of the Policies
(a)      Diversification Requirements

Section 817 (h) of the Code provides that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policies to." qualify as annuity contracts under Section 72 of the Code. The Separate Account, through each Fund of the Series intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. ss. 1.817.5, which affect how the Series' assets may be invested. Although Transamerica Life does not control the Series, it has entered into an agreement regarding participation in the Series, which requires each Fund of the Series to be operated in compliance with the diversification requirements prescribed by the Treasury. Transamerica Life expects the new substitute funding vehicle to be operated in compliance with those requirements.

In connection with the issuance of the regulations relating to diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which Owners may direct their investments to the Sub-accounts of the Separate Account. Guidance in this regard is expected in the near future. It is not clear what this guidance will provide nor whether it will be prospective only it is possible that when guidance is issued, the Policy may need to be modified to comply with such guidance. For these reasons, Transamerica Life reserves the right to modify the Policy as necessary to prevent the Owner from being considered the owner of the assets of the Separate Account. Accordingly, Transamerica Life believes that the Policies will be taxed as annuities under Section 72 of the Code.
(b) Required Distributions
In addition to the requirements of Section 817(h) of the Code, in order to be treated as an annuity contract for federal income tax purposes, Section 72 (s) of the Code requires any Non- qualified Policy to provide that (a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Policy will be distributed (1) within five years after the date of that Owner's death, or (2) as Annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's "Designated Beneficiary" or over a period not extending beyond the life expectancy of that Beneficiary. The Owner's "Designated Beneficiary" is the person to whom ownership of the Policy passes by reason of death and must be a natural person. However, if the Owner's Designated Beneficiary is the surviving spouse of the Owner, the Policy may be continued with the surviving spouse as the new Owner.

The Nonqualified Policies contain provisions which are intended to comply with the requirements of Section 72 (s) of the Code, although no regulations interpreting these requirements have been issued. Transamerica Life intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72 (s) when clarified by regulation or otherwise.
Other rules may apply to Qualified Policies.

Withholding
Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

DISTRIBUTION OF THE POLICY
Transamerica Insurance Securities Sales Corporation ("Transamerica Securities"), the principal underwriter of the Policies, .is registered With the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. On February 15, 1991, Transamerica Securities entered into a sales agency agreement with Transamerica Financial Resources, Inc. ("TFR"), pursuant to which TFR became the principal distributor of the Policies. TFR is a wholly owned subsidiary of Transamerica Insurance Corporation of California, and is registered with the Securities and Exchange Commission and the National Association of Securities Dealers as a broker-dealer.

The Policies are offered to the public through various unaffiliated brokers licensed under the federal securities laws and state insurance laws that have entered into selling agreements with Transamerica Securities. The offering of the Policies is continuous and Transamerica Securities does not anticipate discontinuing the offering of the Policies. However, Transamerica Securities does reserve the right to discontinue the offering of the Policies.

For the years ending December 31, 1988, December 31, 1989 and 1990, respectively, $66.500.00, $116,615.00 and $164,500 in commissions were paid by Transamerica Life on behalf of Transamerica Securities.

SAFEKEEPING OF ACCOUNT ASSETS
Title to assets of the Separate Account is held by Transamerica Life. The assets are kept physically segregated and held separate and apart from Transamerica Life's general account assets. Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-accounts.

TRANSAMERICA LIFE
Transamerica Life is a subsidiary of Transamerica Occidental Life Insurance Company, which is a subsidiary of Transamerica Insurance Corporation of California, which is a subsidiary of Transamerica Corporation.

STATE REGULATION
Transamerica Life is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Policies will be modified accordingly.

RECORDS AND REPORTS
All records and accounts relating to the Separate Account will be maintained by Transamerica Life or by its Service Office. As presently required by the Investment Company Act of 1940 and regulations promulgated there under, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners semi-annually at their last known address of record.

LEGAL PROCEEDINGS
There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject that are material to the Policies. Transamerica Life is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

LEGAL MATTERS
Legal advice regarding certain matters relating to the federal securities laws applicable to the issue and sale of the Policies has been provided by Sutherland, Asbill & Brennan, of Washington, D.C. Legal matters relating to state insurance and securities laws have been passed upon by James W. Dederer, General Counsel and Corporate Secretary.

EXPERTS
The financial statements of Transamerica Life and Separate Account V A-1 included in this Statement of Additional Information and Registration Statement have been audited by Ernst &: . Young, independent auditors, for the periods indicated in their reports thereon which appears elsewhere herein and in the Registration Statement. The financial statements audited by Ernst &: Young have been included in reliance on their reports, given on their authority as experts in accounting and auditing.

OTHER INFORMATION
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS
This Statement of Additional Information contains financial statements for the Separate Account for the year ending December 31, 1990. Ernst & Young served as independent account- ants for the Separate Account.

The consolidated financial statements of Transamerica Life, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of Transamerica Life to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.